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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- EQUITY FUNDS
SUPPLEMENT DATED NOVEMBER 17, 2006 TO PROSPECTUS DATED JULY 31, 2006


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For the TECHNOLOGY FUND, the following paragraph is added under "Fund
Performance", after the last sentence under the Average Annual Total Return chart, on page 28 of the Prospectus:

As of November 1, 2006, the Technology Fund is no longer using the S&P 500 Index as a performance benchmark. The Fund will continue to use the NYSE ARCA Tech 100(SM) Index as its benchmark. The Fund is making this change because the Adviser believes that the companies included in the Fund's NYSE ARCA Tech 100 Index benchmark are more representative of the Fund's investments.

The following replaces the second paragraph under "Fund Management" on page 37 of the Prospectus:

Effective November 1, 2006, the managers for the EMERGING MARKETS EQUITY FUND are James B. Francis, Senior Vice President of Northern Trust, and Shaun Murphy, Vice President of Northern Trust. Mr. Francis has had such responsibility since April 2006, and Mr. Murphy since November 2006. Mr. Francis joined Northern Trust in February 2005. From 1987 to 2005, he was with State Street Global Advisors. During the past five years, Mr. Francis has managed various equity portfolios. Since joining Northern Trust in June 2004, Mr. Murphy has managed quantitative equity portfolios. From 1997 to 2003, Mr. Murphy was a portfolio manager with State Street Global Advisors.

The following replaces the seventh paragraph under "Fund Management" on page 37 of the Prospectus:

Effective December 15, 2006, the managers for the LARGE CAP VALUE FUND are Robin
R. Kollannur and Betsy Turner, each a Senior Vice President of Northern Trust, and Stephen G. Atkins, Vice President of Northern Trust. Mr. Kollannur has had such responsibility since July 2006, Ms. Turner since January 2004, and Mr. Atkins since September 2004. Mr. Kollannur joined Northern Trust in August 2004, and Ms. Turner and Mr. Atkins both joined in May 2000. Since joining Northern Trust, each has managed various equity and fixed income portfolios. From 2003 to 2004, Mr. Kollannur was Chief Executive Officer of Medius Capital Group, specializing in value equity investments. From 1996 to 2003, he was a senior value equity portfolio manager and analyst with Brandes Investment Partners, LP.

The following replaces the eighth paragraph under "Fund Management" on page 37 of the Prospectus:

Effective November 6, 2006, the managers for the MID CAP GROWTH FUND are David
P. Kalis, Senior Vice President of Northern Trust, and Christopher D. Guinther, Senior Vice President of Northern Trust. Mr. Kalis has had such responsibility since joining Northern Trust in November 2006, and Mr. Guinther since December 2005. From 1995 to 2006, Mr. Kalis was a partner in the equity research group at Segall Bryant & Hamill Investment Counsel. Mr. Guinther joined Northern Trust in November 2005. From 2003 to 2005, Mr. Guinther was an equity portfolio manager with Principal Financial Group. From 1996 to 2003, he was with Banc One Investment Advisors, where he was an equity analyst and portfolio manager.


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